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                                                                    EXHIBIT 99.1

       CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
     SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

In connection with the Quarterly Report of Viragen International (the "Company") on Form 10-Q for the quarter ending March 31, 2003 (the "Report"), I, Carl N. Singer, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  By: /s/ Carl N. Singer
                                                      --------------------------
                                                      Carl N. Singer
                                                      Chief Executive Officer
                                                      May 13, 2003

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.